Exhibit 10.12
CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
MASTER RF TRANSPORT AND LEASE AGREEMENT
This Master RF Transport and Lease Agreement (this “Agreement “) is dated as of May 3, 2007 (the “Effective Date”), and is entered into by and between NextG Networks, Inc., a Delaware corporation (“NextG”), and MetroPCS Wireless, Inc., a Delaware corporation, for itself and on behalf of its Affiliates that may elect to participate in and become bound by this Agreement (collectively with such Affiliates, “Operator”). In this Agreement, NextG and Operator are collectively referred to as the “Parties” and are each individually referred to as a “Party.” Capitalized terms used in this Agreement are defined in Section 1 or elsewhere in this Agreement.
Background
From time to time on and/or after the Effective Date, Operator may request, and NextG may agree, that NextG will lease to the Operator [***] certain fiber strands on one or more Networks and provide Operator with node construction, maintenance, monitoring, and RF transport services, in each case with respect to one or more Networks, whether already existing after the Effective Date, or to be constructed by NextG on or after the Effective Date, in each case subject to all terms, conditions, covenants, representations, warranties, and provisions set forth in this Agreement.
Agreement
For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1 Definitions. As used in this Agreement and in any exhibits, the following terms shall have the meanings specified:
     1.1 “Affiliate”means, with respect to a Party, any entity that the Party or its parents or subsidiaries directly or indirectly holds the beneficial ownership (either directly or indirectly) of at least 30% of the equity securities or interests in such entity, (a) which is controlled directly or indirectly (through one or more subsidiaries) by the Party or its parent, (b) as to which a Party directly or indirectly holds the beneficial ownership of at least 50% of the voting securities or interests of such entity, (c) as to which either Party directly or indirectly holds the power to direct or control the direction of the management or affairs of such entity, or (d) which is under common control, either directly or indirectly (through one or more subsidiaries) with the Party.
     1.2 “Base Station Hotel” means the owned or leased shelter housing Operator’s base station equipment, as designated by Operator, through which NextG will connect each Network to, and integrate such Network with, Operator’s network.
     1.3 “Change in Control” means, as of any particular time, a direct or indirect change in the ownership of more than 50% of NextG’s voting or equity interests, as compared to such ownership immediately before such time, in a single transaction or in a series of related transactions or the transfer or sale of substantially all of NextG’s assets; provided that, in each case, “Change in Control” expressly does not include (a) any such transaction or series of related transactions that close on or before [***]; (b) any such transaction or series of related transactions with one or more NextG Affiliates; (c) NextG’s initial public offering or any secondary NextG public offerings, and (d) any transaction or series of related transaction the primary purpose of which is to raise operating capital.

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CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
     1.4 “Fiber System” means the fiber portion of each Network that is owned or controlled by NextG and within which the Leased Fibers are located.
     1.5 “Hub Node Equipment” means the equipment that receives optical signals from the NextG Equipment and transmits and receives RF signals to the Base Station Hotel.
     1.6 “Intellectual Property” means (a)  all inventions (whether patentable or unpatentable and whether or not reduced to practice, all improvements to such inventions, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof; (b) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith; (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith; (d) all mask works and all applications, registrations, and renewals in connection therewith; (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals); (f) all computer software (including data and related documentation); (g) all other proprietary rights; and (h) all copies and tangible embodiments thereof (in whatever form or medium).
     1.7 “Leased Fibers” means the specific fiber optic filament strands leased to Operator [***] as provided in a Network Order.
     1.8 “Network” means all elements of a fiber-fed microcellular RF network to be operated by NextG pursuant to any Network Order.
     1.9 “Network Interface” means the demarcation point that connects Operator Equipment to the Leased Fiber.
     1.10 “Network Vendor” means the network of the vendor from whom NextG may have purchased or leased its dark fiber.
     1.11 “NextG Assessments” means any and all assessments, other than Operator Assessments, including franchise fees, license fees, right-of-way fees, utility charges and fees directly related to obtaining, maintaining, renewing, and extending any NextG Authorizations, in each case imposed by any Person upon NextG directly related to NextG’s operation of NextG’s business.
     1.12 “NextG Authorizations” means any and all material and applicable authorizations, licenses, IRUs, easements, rights of way, franchises, approvals, agreements, orders, consents, and all other rights required for NextG to operate and maintain the NextG Network and to provide services to Operator, other than Operator Authorizations.
     1.13 “NextG Equipment” means [***].
     1.14 “NextG Fiber Hub” means the fiber optic hub at each Node and the Base Station Hotel that NextG will use to connect to the Operator Equipment.
     1.15 “NextG Network” means, collectively, the Fiber System, NextG Authorizations, NextG’s Intellectual Property, and the NextG Equipment.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
     1.16 “Node Equipment” means Operator’s endpoint equipment that receives optical signals from the NextG Equipment and transmits and receives RF signals to Operator’s customers; provided that this definition does not include any part of the NextG Network.
     1.17 “Node” means each immediate location where Node Equipment is located or attached.
     1.18 “Operator Assessments” means any and all taxes, costs, charges, fees and expenses of every kind and description relating to the: (a) Nodes, (b) Base Station Hotels (including rent, planning, permitting and zoning fees, and electricity and telco (i.e., T-1) hookup, connection and usage charges), (c) Operator Equipment; and (d) items shown on the Responsibilities Matrix attached to the Network Order (the “Responsibilities Matrix”) as being Operator’s responsibility; provided that Operator Assessments expressly do not include any franchise taxes or other fees associates with NextG’s business operations.
     1.19 “Operator Authorizations” means any and all applicable authorizations, leases, subleases, licenses, easements, rights of way, utility usage rights, usage rights, franchises, approvals, permits, orders, consents, and any and all other rights necessary for: (a) NextG to lawfully and rightfully operate, maintain, monitor, retrieve, replace, repair, and access all Operator Equipment, Node, and Hub Node Equipment, and any NextG Equipment connected to the same; (b) NextG to lawfully and rightfully connect Operator’s Equipment to the NextG Network; and (c) Operator to lawfully and rightfully receive and use services, and otherwise perform its obligations and exercise its rights, under this Agreement.
     1.20 “Operator Equipment” means Operator‘s communication systems, including [***] provided that the NextG Network is expressly excluded from this definition.
     1.21 “Outage Credit” means a credit calculated as provided in the Service Level Agreement attached as Exhibit A to be applied against fees owed by Operator to NextG under this Agreement.
     1.22 “Outage” means either (a) the complete interruption of communications, or (b) the material degradation of Operator’s communication between Operator Equipment, the Network Interface and any Node; provided that, in any such case, such interruption or degradation is not caused by (i) Operator‘s failure to obtain, maintain, extend, or renew Operator Authorizations or Operator’s failure to pay any Operator Assessments; (ii) one or more acts or omissions of Operator or of any Operator Representative that have directly contributed to the complete interruption of communications or the material degradation of Operator’s communications; (iii) the use, failure, malfunction, unavailability, or inoperability of any Operator Equipment (unless both (A) Operator ordered and is current in its payments for NextG’s equipment maintenance services as described in Section 5.5 and (B) the use, failure, malfunction, or inoperability of the Operator Equipment was caused by NextG’s failure to perform the equipment maintenance services); (iv) Operator‘s failure to perform any of its obligations under this Agreement; (v) any Force Majeure Event; or (vi) planned interruptions or degradations for maintenance or repair that are reasonably consistent with industry standards.
     1.23 “Person” means any natural person or entity, including any corporation, any company, any partnership, any trust, any association, any other business entity, any governmental agency, authority, jurisdiction, or political divisions or subdivisions thereof, or any individual; provided that this definition does not include either Party, unless the context specifically requires otherwise.

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CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
     1.24 “Representative,” with respect to a Person or Party, means the directors, officers, employees, agents, consultants, advisors (including financial advisors, attorneys, and accountants), contractors, and subcontractors of the applicable Person or Party.
     1.25 “Services” means those services to be provided by NextG as specified in each Network Order, which may include RF Transport Services (as defined in Section 5.3.1), Leased Fiber Monitoring and Maintenance Services (as defined in Section 5.3.2), and Node Monitoring Services (as defined in Section 5.3.3).
     1.26 “User” means, as of any given time, any wireless communications provider or other Person (other than Operator) that may be using a Fiber System.
2 Scope of Agreement and Use of Fiber System.
     2.1 Scope. The terms and conditions of this Agreement shall apply to all transactions on or after the Effective Date, but not any transactions before the Effective Date, pursuant to which Operator purchases Services or leases Leased Fiber from NextG or any of NextG’s Affiliates pursuant to a Network Order first approved on or after the Effective Date. As soon as reasonably practicable after the Effective Date, Operator will use commercially reasonable efforts to order at least [***] total Nodes (including Nodes ordered by Operator Affiliates) in various United States markets, which may, at Operator’s election, include [***]. [***].
     2.2 Permitted Uses. [***].
     2.3 NextG’s Use of NextG Networks. [***].
     2.4 Leased Fibers. For each Network Order that the Operator orders under this Agreement, Operator will lease from NextG specific Leased Fibers within the applicable Fiber System, and NextG will lease to Operator those specific Leased Fibers within the applicable Fiber Systems. NextG will lease the Leased Fibers to Operator [***]. Each Specific Network Order will specify the location and identity of the Leased Fibers within each Fiber System, and each Network Order will be for [***] Leased Fiber [***] per Node, unless otherwise indicated in a Network Order. So long as Operator pays the Leased Fiber Fees and timely performs each of Operator’s obligations under this Agreement and the applicable Network Order, NextG covenants that Operator shall, subject to the terms and conditions of this Agreement and the applicable Network Order, quietly and peaceably possess and enjoy the Leased Fibers throughout the applicable Lease Term without any interruption or disturbance from NextG or any Person lawfully claiming by, through, or under NextG.
3 Services Fees and Payment.
     3.1 Network Orders. From time to time on and/or after the Effective Date, Operator may order, and NextG and/or one of NextG’s regionally-based wholly-owned subsidiaries may accept, an order from Operator for Leased Fibers and for one or more of the Services under this Agreement. Neither Party shall have any obligation to provide or pay for any Leased Fibers and/or any Service until the Parties have mutually executed and delivered a network service order that sets forth the relevant and specific terms of such order (a “Specific Network Order”) or executed and delivered a master network service order (each, a “Master Network Order,” and collectively with the Specific Network Orders, the “Network Orders”) to be implemented through

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CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
one or more Specific Network Orders. A sample Specific Network Order and a sample Master Network Order are attached as Exhibit B and Exhibit C, respectively.
     3.2 Operator Purchase Orders. Purchase orders are required for all goods and services purchased hereunder, except that Operator may elect to comply with Operator’s Service Fee payment obligations and Leased Fiber Fee payment obligations without utilizing purchase orders. The Parties specifically agree that none of the terms and conditions that may be stated on such Operator purchase order(s) shall become a part of this Agreement or any Network Order, whether or not they conflict with the terms of this Agreement or any Network Order. NextG shall not be obligated to commence work, and may terminate any Network Order, at any time prior to NextG’s receipt of a purchase order from Operator if a purchase order is not issued within [***] calendar days of the applicable Network Order effective date. Upon NextG’s receipt of Operator’s purchase order under a Network Order, such NextG termination right with respect to such Network Order will terminate, except as specifically stated to the contrary.
     3.3 Services Fees and Payments; Transaction Taxes. Except as otherwise specifically provided herein, all payments under this Agreement will be due and payable within [***] days of receipt of NextG’s invoice, subject to NextG providing tax reporting and payment direction information in form reasonably required by Operator.
          3.3.1 No Setoff, Deduction, or Demand. Except as otherwise specifically provided herein, all payments due to NextG under this Agreement shall be paid by Operator without setoff, deduction, or demand for any reason.
          3.3.2 Late Payments. In the event Operator fails to make a payment when due NextG under this Agreement, Operator agrees to pay interest from the due date until the date paid at the lesser of (a) [***] per annum or (b) the maximum interest rate then allowed by law.
          3.3.3 Transactions Taxes. Operator shall be responsible for timely payment of all Transaction Taxes (as defined below) imposed on charges for goods and services provided under this Agreement. However, Operator shall not be responsible for such taxes for which Operator has provided NextG with a valid and properly executed exemption certificate. For purposes of this Agreement “Transaction Taxes” shall mean all (a) federal, state and local sales and use taxes, and (b) any and all taxes and fees imposed on the purchase or use, or purchaser or user, of communications services including federal communications tax and universal service tax. Operator shall not be responsible for any taxes imposed on NextG arising from NextG’s consumption of goods and services in connection with this Agreement. Operator shall indemnify, defend and hold harmless NextG from any nonpayment of Transaction Taxes, including by reason of presentation of an invalid or ineffective exemption certificate.
4 Term.
     4.1 Agreement Term. The term (“Term”) of this Agreement shall commence on the Effective Date, and the Term shall continue thereafter for the longer of (a) [***] and (b) the [***].
     4.2 Network and Lease Term. The term for which NextG shall provide those Services identified on each Network Order for each Network (the “Network Term”) shall be for an initial period of [***] from and after the Commissioning Date (as defined in Section 5.3) of the last Leased Fiber for that Network, unless terminated sooner in accordance with this Agreement. The Network Term of each Network Order shall automatically be extended for [***] each unless either NextG or Operator gives written notice of termination to the other not less than [***] before the commencement of the applicable extension term. The term for which Operator will lease and pay

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CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
for the Leased Fibers within each Network (the “Lease Term”) shall be [***] commencing on the Fiber Acceptance date (as determined in Section 5.1.3), unless terminated sooner in accordance with Section 4.3 of this Agreement. The Lease Term for each Leased Fiber shall automatically be extended for [***] each, unless either NextG or Operator give written notice of termination to the other not less than [***] before the commencement of the applicable extension term. [***].
     4.3 Change in Control. [***]
5 Network Services. NextG shall provide to Operator for the Network Term the Services specified in the underlying Network Order, in accordance with the terms and conditions specified herein and in the applicable Network Order. NextG will use commercially reasonable efforts to obtain, maintain, and renew all NextG Authorizations necessary for NextG to timely perform its obligations hereunder, at NextG’s sole cost and expense.
     5.1 Network Design; Fiber Build.
          5.1.1 Network Design. Within [***] after NextG receives Operator’s purchase order under a Network Order, NextG will make personnel available to begin working with Operator to finalize the preliminary Network design attached to the Network Order, drive test the proposed Node locations, and share the drive test results and final proposed Network design with Operator. Upon Operator’s approval of the final Network design, Operator shall sign and return to NextG the NextG provided RF Approval Form.
          5.1.2 Fiber System Build. If the Fiber System is not already built, upon receiving the NextG RF Approval Form signed by Operator, NextG shall, for the consideration specified in the applicable Network Order, construct the Fiber System required by such Network Order, which will include the Leased Fiber, to connect the Nodes identified in the applicable Network Order as described in the applicable Responsibilities Matrix. Operator shall, at its sole cost and expense, install and provide to NextG the appropriate Operator’s Equipment at the address and the location set forth in the applicable Network Services Quotation exhibit. After completing the Fiber System construction, NextG shall perform uni-directional span testing of the Fiber System (the “Fiber Acceptance Test”). NextG shall provide Operator with a copy of such test results. Loss measurements will be recorded using an industry-accepted optical source. OTDR traces will be taken and splice loss measurements will be recorded and summarized on data sheets. Copies of all data sheets will be made available to Operator. The power loss measurements shall be made at 1310 nm and 1550 nm, and performed from the NextG Fiber Hub to each segment end point. OTDR traces shall be taken at 1310 nm and 1550 nm. The end-to-end loss value as calculated with an industry-accepted optical source should have an attenuation rating of less than or equal to the following:
[***]
The total optical loss between the NextG Fiber Hub and each segment end point shall in all cases be less than [***] calculated optical loss. OTDR testing only will be performed for bare fiber (un-terminated fiber).
          5.1.3 Fiber Acceptance. Upon the successful completion of the Fiber Acceptance Test, NextG shall provide written notice to Operator (the “Fiber Completion Notice “).

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CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
Upon receiving the Fiber Completion Notice, the Leased Fibers will be deemed accepted, unless Operator rejects the Fiber Completion Notice by written notice to NextG within [***] after receiving the Fiber Completion Notice that the Leased Fibers materially failed to satisfy the requirements of the Fiber Acceptance Test exists. If Operator thus rejects the Fiber Completion Notice, NextG shall promptly remedy the defect or failure specified in Operator’s notice. Thereafter, NextG shall again conduct a Fiber Acceptance Test and (if successfully completed) provide Operator a Fiber Completion Notice. The foregoing procedure shall repeat in good faith until the Leased Fibers are accepted or deemed accepted. The acceptance date for the Leased Fibers (“Fiber Acceptance”) shall be the earliest of: (a) the date that Operator delivers a notice accepting the Leased Fibers; (b) the [***] after delivery of the Fiber Completion Notice where Operator fails to timely or properly reject such notice, and (c) the date of Operator’s first use of the Leased Fibers for any purpose other than testing.
     5.2 Node Installation.
          5.2.1 [***].
          5.2.2 [***].
          5.2.3 [***].
          5.2.4 [***].
          5.2.5 Node Acceptance.
               (a) The Nodes will be deemed accepted unless Operator rejects the Node Completion Notice by written notice to NextG within [***] of receipt of the Node Completion Notice that a material failure of the Nodes to satisfy the requirements of the Node Acceptance Test exists. If Operator thus rejects the Node Completion Notice, NextG shall promptly remedy the defect or failure specified in Operator’s notice. Thereafter, NextG shall again conduct a Node Acceptance Test and (if successfully completed) provide Operator a Node Completion Notice. The foregoing procedure shall repeat in good faith until the Nodes are accepted or deemed accepted. The acceptance date for the Nodes (“Node Acceptance”) shall be the earliest of: (a) the date that Operator delivers a notice of acceptance of the Nodes; (b) the [***] after delivery of the Node Completion Notice where Operator fails to timely or properly reject such notice, and (c) [***].
               (b) [***].
          5.2.6 Node Delivery. By bill of sale or as otherwise reasonably requested by Operator, promptly after receipt of the final payment specified in Section 6.1.4, NextG shall convey to Operator all right, title, and interest to the Nodes subject to the underlying NextG and Operator Authorizations (“Node Delivery”). If conveyance of the Nodes is not requested by Operator, Node Delivery shall be deemed to have occurred on the date that is [***] after receipt of the final payment specified in Section 6.1.4. NextG may begin providing RF Transport and Monitoring Services for any Nodes connected to the Leased Fibers that have passed Node Acceptance (“Partial Delivery”). [***].
     5.3 Fiber Lease and Network Services. From and after the later of the Fiber Acceptance date and the Node Acceptance date for a Network (the “Commissioning Date”), Operator shall have [***] the Leased Fibers for the Lease Term in accordance with the terms of this Agreement and the underlying Network Order. Except for the leasehold interest in the Leased

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CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
Fiber created pursuant to this Agreement, neither this Agreement, nor any Network Order, nor any lease rights contained in this Agreement shall be deemed to establish or convey any right, title, or interest in any personal or real property comprising the Fiber System, including the Leased Fibers. Operator and NextG expressly acknowledge and agree that, with respect to the Leased Fibers, this Agreement is a lease to use, subject to the terms and conditions of this Agreement, [***] each Leased Fiber [***] is not a sale of the Leased Fibers to Operator. After the Commissioning Date, NextG will deliver a close-out binder to Operator, and the close-out binder will include the information contained in Exhibit E. During the Network Term, NextG shall provide to Operator the following Services, unless terminated by Operator in accordance with Section 5.3.4:
          5.3.1 RF Transport and Delay. NextG will transport Operator’s RF traffic over the Leased Fibers to and from the Nodes, specifically from the Hub Node Equipment to the Node Equipment (the “RF Transport Service”). NextG will provide the delay from the Base Station Hotel connection point to the Node for each Node.
          5.3.2 Leased Fiber Monitoring and Maintenance. NextG will monitor and maintain the Leased Fibers which monitoring and maintenance will be in accordance with Exhibit F (the “Leased Fiber Monitoring and Maintenance Service”).
          5.3.3 Node Monitoring. NextG will monitor the Node Equipment and Hub Node Equipment and provide email notification of alarms and failures according to NextG’s standard operating procedures (together with the services described in Section 5.3.2, the “Monitoring Services”). NextG will integrate or interface NextG’s NOC with Operator’s NOC so that Operator can simultaneously monitor the Nodes.
          5.3.4 [***].
     5.4 Equipment and Scheduled Durations.
          5.4.1 Equipment Purchase. Operator shall purchase the equipment listed in the Network Order which equipment (other than spares) shall be installed by NextG for the consideration stated in the Network Order. Prices do not include applicable taxes or shipping. Equipment is shipped FCA (free carrier) San Jose, California or another designated NextG facility. Thus, risk of loss and title to the equipment passes to Operator upon delivery of the equipment by NextG to the designated carrier at NextG’s facility or another designated NextG facility. All warranties are passed through from the original equipment manufacturer, are solely between Operator and such manufacturer(s), and NextG makes no additional warranties whatsoever. Payments under this Section 5.4.1 are due [***] after Operator receives an invoice.
          5.4.2 Target Delivery Date. The total duration of the Network construction schedule and the performance of the various professional and construction services described in the Network Order shall not exceed [***] from the date of receipt of all required NextG and Operator Authorizations (the “Target Delivery Date”). As soon as possible following the Effective Date, the Parties shall compile a mutually agreeable construction schedule. The Network Order may specify penalties for NextG’s failure to meet the Target Delivery Date and bonuses if NextG completes Network construction before the Target Delivery Date.
     5.5 Maintenance of Operator Equipment. Notwithstanding anything to the contrary herein, unless Operator has purchased NextG’s equipment maintenance Services (as described in Exhibit G) under a Network Order, no equipment RMA/warranty support, maintenance, or repair of any Operator Equipment is included under that Network Order whatsoever, whether as

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CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
Monitoring Services or otherwise, at any phase of performance of services under that Network Order.
     5.6 [***]. Unless expressly provided to the contrary in a Network Order, the various professional and construction services described in this Agreement and each Network Order do not include, and the fees enumerated in the applicable Network Order do not cover, [***]. If the Network design approved by Operator pursuant to Section 5.1.1 requires [***] and Operator so desires, NextG will use commercially reasonable efforts as directed by Operator to obtain the necessary permissions on a time and materials basis or on such other terms and conditions as the Parties might subsequently agree. NextG shall not commence performance of any such work unless and until the Parties have agreed in writing on the terms under which NextG shall perform the same. Alternatively, Operator may cancel that portion of the Network that is to be [***].
     5.7 Base Station Hotel
          5.7.1 If expressly provided in a Network Order, NextG shall: (a) negotiate Operator’s use of Base Station Hotel space on Operator’s behalf (the “BTS Space”) on a time and materials basis at NextG’s then prevailing hourly rates; or (b) obtain the right for Operator to use and access the BTS Space for the Term and pass through the monthly rental to Operator [***], subject to Operator’s compliance with, and payment of any access charges required under, the terms of NextG’s agreement with the operator of the BTS Space. Operator shall not be responsible for any BTS rent to NextG or the operator of the BTS Space unless Operator has demonstrated its approval of the rent in writing.
          5.7.2 If BTS Space acquisition services are not included in a Network Order, Operator shall be solely responsible for performing the necessary site acquisition and for paying any and all rent, fees, costs, charges, and expenses in connection therewith. In any such case, Operator will notify NextG as soon as possible about Operator’s proposed site location, and NextG will respond in writing [***] after receiving such notification with NextG’s approval or disapproval of that proposed site location.
          5.7.3 Whether or not NextG performs BTS Space acquisition services for Operator, Operator shall be solely responsible for: [***].
6 Network Services Fees.
     6.1 Professional & Construction Services Fee. In consideration of NextG‘s performance of the various professional and construction services described in the applicable Network Order, Operator shall pay to NextG the professional and construction services fees enumerated in the applicable Network Order (the “Construction Fees”), according to the following milestone payment schedule:
          6.1.1 [***]
          6.1.2 [***]
          6.1.3 [***]
          6.1.4 [***]
     6.2 Service Fee and Leased Fiber Fee. Beginning on the Network Order effective date, Operator shall pay to NextG the Service Fee specified in the applicable Network Order (the “Service Fee”). After the first Service Fee payment is made on the Network Order effective date,

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CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
each subsequent Service Fee payment will be made on the first day of each month for that month. For each Network, the Service Fee will terminate automatically when the Lease Term begins. Beginning on and throughout the Lease Term for each Network, Operator shall pay to NextG the Leased Fiber Fee specified in the applicable Network Order (the “Leased Fiber Fee”). After the first Leased Fiber Fee payment is made at the beginning of the Lease Term, each subsequent Leased Fiber Fee payment will be made on the first day of each month for that month. The Service Fee and the Leased Fiber Fee for any partial month shall be prorated in accordance with the number of days in any such partial month.
     6.3 Service Fee and Leased Fiber Fee Adjustments. Beginning on the first anniversary of the date that the Service Fee first became due and payable under Section 6.2, and on each subsequent anniversary date throughout the Lease Term and any Lease Term extensions, the applicable Service Fee or Leased Fiber Fee (as applicable as of any particular time) will increase by [***] over the Service Fee or Leased Fiber Fee (as applicable) that was in effect for the immediately preceding year.
     6.4 Additional Node Capacity. Each Node will be capable of being configured to include up to [***] of transport bandwidth, provided that Operator’s Equipment allows for such [***]. In the event that a Node is initially configured with [***] of transport bandwidth, Operator may elect to install [***] transport bandwidth. While Operator shall be under no obligation to contract with NextG to install such [***] transport bandwidth, Operator may request that NextG do so. NextG shall promptly evaluate Operator’s request and provide Operator a quote for performing the necessary work. NextG shall perform no such work until Operator has agreed to the quoted terms. Once agreed, NextG will install the [***] transport bandwidth as soon as reasonably practicable. In addition to paying for [***] as agreed by the Parties, [***].
     6.5 Management Fee. To the extent that NextG pays any fees on behalf of Operator in the process of applying for or obtaining any Operator Authorizations or otherwise in connection with the installation of the Nodes, NextG shall be reimbursed for the [***] as a management fee.
     6.6 [***].
     6.7 [***].
7 Default. A Party shall be in default under this Agreement in any of the following circumstances and the non-defaulting party shall be entitled to avail itself of any remedies available at law or in equity not otherwise limited by the terms of this Agreement of the applicable Network Order:
     7.1 such Party fails to pay any required payments [***] after receiving written notice of such failure to pay by the applicable due date; or
     7.2 such Party (a) terminates or suspends its entire business, (b) becomes subject to any bankruptcy or insolvency proceeding under federal or state statute, (c) becomes insolvent or subject to direct control by a trustee, receiver or similar authority, or (d) has wound up or liquidated, voluntarily or otherwise.
     7.3 such Party fails to perform or observe any other material term, covenant, provision, or condition of this Agreement or any Network Order, but, in each case, only if such breach remains uncured [***] after the breaching Party receives written notice of such breach; provided that, if the breach is of a nature or involves circumstances reasonably requiring more

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CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
than [***] to cure, then the time period will be extended for an additional [***] if the breaching Party proceeds diligently to cure the breach.
8 Force Majeure
     8.1 Force Majeure Defined. Notwithstanding anything to the contrary herein on any Network Order, neither Party will be considered in breach for a failure or delay in performance of one or more of its obligations under this Agreement or a Network Order if such failure or delay is directly caused by or attributable to the occurrence of a Force Majeure Event (as defined below) for so long as such Force Majeure Event remains applicable. “Force Majeure Event “ means any event or cause beyond the reasonable control of the Party claiming relief, including any action by or omission of a governmental agency or authority (including a moratorium on any activities related to this Agreement or changes in government codes, ordinances, laws, rules, regulations, or restrictions), material shortages, third-party labor dispute, flood, earthquake, fire, lightning, epidemic, war, riot, civil disturbance, act of public enemy or enemies, terrorist act, sabotage, or acts of God; provided, however, either Party’s failure for any reason to pay money when due pursuant to this Agreement or otherwise will not qualify as a Force Majeure Event. Upon the occurrence of a Force Majeure Event, the Party whose performance is adversely affected will provide written notice to the other Party [***] of such occurrence describing the affected performance. NextG and Operator will promptly confer, in good faith, to agree upon equitable, reasonable action to continue their performance under this Agreement. NextG and Operator will use commercially reasonable efforts to minimize the delay caused by the Force Majeure Event and resume the affected performance. All obligations of each Party will be equitably adjusted to account for the Force Majeure Event.
     8.2 [***].
     8.3 [***].
     8.4 Force Majeure Termination Events. Either Party may terminate the affected portion of a Network Order upon not less than [***] written notice to the other Party if (a) any Force Majeure Event (as defined in Section 8.1) applicable to the other Party results in that other Party’s inability to perform its obligations under the Network Order for a period of [***] or more; or (b) any Force Majeure Event applicable to the terminating Party results in the terminating Party’s inability to perform its obligations under the Network Order for a period of one year. Upon any such cancellation, Operator shall pay any invoices for milestones earned or achieved by NextG up to and including the effective date of termination, and upon such payment each Party shall thereafter be relieved of all further liability with respect to the cancelled portion of the Network Order except that a Party shall continue to be liable for any breaches that occurred prior to the termination.
9 Insurance. The Parties agree to procure and maintain the insurance policies and coverages described below throughout the Term.
     9.1 NextG Insurance. At NextG’s sole cost and expense, NextG will procure and maintain during the Term: (a) workers’ compensation insurance (at statutory limits) and employer’s liability insurance with minimum limits of $500,000; (b) commercial general liability and property damage insurance (including completed operations and contractual liability) in an amount equal to at least $2,000,000 combined single limit; and (c) “all risk” property insurance insuring the NextG Equipment and its related personal property for its full replacement cost. All such policies shall (w) be written by one or more reputable insurers, reasonably acceptable to

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Operator, and licensed to do business in the state in which the Network is to be located; (x) shall apply as primary insurance, and that any other insurance carried by Operator will be excess only, and will not contribute with such insurance; (y) provide that no cancellation of coverage shall occur without 30 days’ prior written notice to Operator, and (z) be evidenced by a Certificate of Insurance furnished to Operator promptly following the Effective Date, which NextG shall replace with a new Certificate at least 30 days before the expiration or termination of any expiring or terminating policy.
     9.2 Operator Insurance. Operator will maintain general liability and property damage insurance of the types and in the amounts consistent with its insurance practices in the ordinary course of Operator’s business. Such insurance coverages shall include (a) sufficient property damage coverage to insure loss of the Operator Equipment, and (b) sufficient liability coverage to insure all potential liability under this Agreement. Operator shall supply to NextG evidence of the insurance coverages required under this section within 30 days of Operator’s receipt of written request by NextG.
10 Warranty; Limitations of Liability and Warranty; Indemnities
     10.1 Warranty. If, within [***] after the date of delivery of the Nodes under a Network Order, any of the construction work is found to be not in accordance with the requirements of this Agreement or the Network Order, NextG shall promptly correct the defective work after receipt of written notice from Operator to do so. Operator must give such notice within [***] after the expiration of the [***] warranty period; provided, however, that any such corrective action shall not extend the original [***] warranty period.
     10.2 Limitations of Liability. EACH PARTY’S TOTAL LIABILITY TO THE OTHER PARTY FOR DAMAGES UNDER THIS AGREEMENT, EXCLUDING LIABILITIES UNDER [***], IS LIMITED TO THE TOTAL AMOUNT PAYABLE BY OPERATOR TO NEXTG FOR SERVICES PROVIDED UNDER THE SPECIFIC NETWORK ORDER TO WHICH THE DISPUTE RELATES. EXCLUDING LIABILITIES UNDER [***], NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, INCIDENTAL, INDIRECT, PUNITIVE, OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF THE DAMAGE AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. THE LIMITATIONS SET FORTH IN THIS § 10.2 WILL APPLY, WITHOUT LIMITATION, TO LOSS OF PROFITS OR REVENUE (WHETHER ARISING OUT OF TRANSMISSION INTERRUPTIONS OR PROBLEMS, ANY INTERRUPTION OR DEGRADATION OF SERVICE, OR OTHERWISE) OR CLAIMS OF CUSTOMERS, WHETHER OCCASIONED BY ANY CONSTRUCTION, RECONSTRUCTION, RELOCATION, REPAIR, OR MAINTENANCE PERFORMED BY, OR FAILED TO BE PERFORMED BY, THE OTHER PARTY OR ANY OTHER CAUSE WHATSOEVER, INCLUDING BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE, OR STRICT LIABILITY.
     10.3 Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEXTG DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY AND ALL WARRANTIES OF MERCHANTABILITY AND WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE.

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     10.4 Indemnities
          10.4.1 Indemnification by NextG. In addition to the other express indemnification provisions contained in this Agreement and subject to Section 10.2, NextG agrees to indemnify, defend, protect, and hold harmless Operator and Operator’s Representatives from and against all losses, damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and expenses), claims, suits, demands, actions, or causes of action of whatever kind or nature brought by a third party (collectively “Claims”) arising out of or in connection with, or alleged to arise out of or in connection with, NextG’s or its Representatives’ (a) infringement or misappropriation of Intellectual Property rights, (b) breach of any term or condition of this Agreement or a Network Order, (c) negligence or intentional misconduct in connection with a Network or its (or their) obligations under this Agreement or a Network Order, or (d) negligent actions or negligent omissions damaging Operator Equipment or any part of Operator’s wireless telecommunications network.
          10.4.2 Indemnification by Operator. In addition to the other express indemnification provisions contained in this Agreement and subject to Section 10.2, Operator agrees to indemnify, defend, protect, and hold harmless NextG and NextG’s Representatives from and against all Claims arising out of or in connection with, or alleged to arise out of or in connection with: (a) Operator’s or its Representatives’ (i) infringement or misappropriation of Intellectual Property rights, (ii) breach of any term or condition of this Agreement or a Network Order, (iii) negligence or intentional misconduct in connection with a Network, or its (or their) obligations under this Agreement or Network Order; or (iv) negligent actions or negligent omissions damaging any part of the Fiber System, including the Leased Fibers [***].
     10.5 Responsibility for Damage. Subject to the limitations set forth elsewhere in this Section 10, each Party shall exercise due care to avoid damaging the other Party’s property and shall be responsible for any damage caused by (a) the negligence or willful misconduct of such Party or its Representatives, (b) a violation of law by such Party or its Representatives, or (c) the breach of this Agreement or a Network Order by such Party or its Representatives.
11 Ownership of Confidential Information and Intellectual Property.
     11.1 General. As between the Parties, all “Confidential Information” (as defined below) and Intellectual Property furnished by one Party to the other Party or any other third party related to this Agreement or a Network Order or otherwise accessed in relation to this Agreement or a Network Order belong to the furnishing Party and will remain the furnishing Party’s sole and exclusive property. As between the Parties, each Party retains all right, title, and interest in and to its respective Intellectual Property.
     11.2 Confidential Information. NextG and Operator shall keep the terms and conditions of this Agreement and each Network Order strictly confidential. In addition, each Party may have access (in such role, the “Receiving Party”) to certain confidential information of the other Party (the “Disclosing Party”) concerning the Disclosing Party’s business, plans, customers, technology, and Services, and other information held in confidence by the other Party (“Confidential Information”). Confidential Information includes all information in tangible or intangible form that is marked or designated as confidential or that, under the circumstances of its disclosure, should be considered confidential. Confidential Information will also include Intellectual Property and the rights embodied therein, non-public information relating to the customers of either Party, and the terms, conditions, and existence of this Agreement and each Network Order. Confidential Information includes all information about the Disclosing Party or

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about any other Person (which information was provided to the Disclosing Party subject to an applicable confidentiality, non-disclosure, non-use, or fiduciary obligation to such Person, but only if the Disclosing Party notifies the Receiving Party in writing of the existence of such obligation or if the Receiving Party otherwise had reason to know about such obligations) provided by the Disclosing Party or the Disclosing Party’s Representatives to the Receiving Party or to the Receiving Party’s Representatives, in each case whether such information is furnished on, before, or after the Effective Date, regardless of the manner or medium in which such information is furnished, including information about the Disclosing Party’s or such other Person’s current and prospective properties, Representatives, finances, businesses, operations, research, service plans, or other information regarding current or prospective services, markets for services, customer lists, current and prospective customers, software, developments, inventions, processes, formulas, technologies, designs, drawings, engineering specifications, engineering information, hardware configuration information, marketing, business strategies, maps, pricing, dark fiber specifications, lists of on-network locations, or other business information. Claims for breach of this confidentiality covenant shall be limited to damage claims only and shall not in and of themselves be a basis for termination of this Agreement.
     11.3 Non-Disclosure and Non-Use of Confidential Information. Each Party shall not use in any way, for its own account or the account of any third party, except as expressly permitted by, or required to fulfill its obligations under, this Agreement or a Network Order, nor disclose to any third party (except as required by law, or to that Party’s independent contractors, attorneys, accountants, and other advisors as reasonably necessary), any of the other Party’s Confidential Information and will take reasonable precautions to protect the confidentiality of such information, which precautions, in any event, will be at least as stringent as it takes to protect its own Confidential Information.
     11.4 Exceptions. Information will not be subject to the restrictions in Section 11.3 to the extent such information: (a) is known to the Receiving Party prior to receipt from the Disclosing Party directly or indirectly from a source other than the other Party or a source having an obligation of confidentiality to the Disclosing Party; (b) becomes known (independently of disclosure by the Disclosing Party) to the Receiving Party directly or indirectly from a source other than one having an obligation of confidentiality to the disclosing Party; (c) becomes publicly known or otherwise ceases to be secret or confidential, except through a breach of this Agreement by the Receiving Party; or (d) is independently developed by the Receiving Party without the use of Confidential Information. The Receiving Party may disclose Confidential Information pursuant to the requirements of a governmental agency or by operation of law, provided that, unless restricted by order of a governmental agency or otherwise restricted by law, the Receiving Party provides reasonable notice to the Disclosing Party of the required disclosure so as to permit the Disclosing Party to respond to such request for disclosure.

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12 Representations, Warranties, and Covenants.
     12.1 Mutual Representations and Warranties. Each Party represents and warrants to the other Party on the Effective Date that: (a) such Party is duly organized, validly existing, and in good standing under the laws of the state of such Party’s organization; (b) such Party is or will be in good standing and duly qualified to do business in the state in which services are to be provided under this Agreement; (c) such Party has, or prior to performance hereunder will have, all requisite power and authority to enter into and perform such Party’s obligations under this Agreement; (d) this Agreement when executed, is and will be such Party’s legal, valid, and binding obligation; and (e) to such Party’s knowledge, as of the Effective Date, such Party’s performance of such Party’s obligations under this Agreement do not infringe on any Person ‘s intellectual property rights.
     12.2 NextG Covenants.
          12.2.1 Compliance with Laws. The Nodes, the Leased Fibers, the Networks, and NextG’s performance of all Services and obligations will be in compliance with all applicable federal, state or local laws, rules, and regulations that are imposed by any federal, state, or local governmental agency or department of any such governmental agency, including the Federal Communication Commission’s Rules and Regulations concerning the suppression of radio frequency and electromagnetic radiation to specified levels. NextG will perform all obligations in a timely, professional, and workmanlike manner.
          12.2.2 Ownership. This Agreement (collectively with all Network Orders) does not grant NextG any ownership rights or ownership interest or license in any Operator Equipment, in any Operator Intellectual Property, or in any Operator Confidential Information, and NextG will not assert any such rights or licenses; provided that, in the case of Operator Equipment for which NextG paid on Operator’s behalf, NextG will have a purchase money security interest in such Operator Equipment until Operator pays NextG for such Operator Equipment as provided in this Agreement or in any Network Order. Subject to the preceding sentence, NextG will not have any security interest whatsoever in any Operator personal property, including Operator Equipment, and, to the extent that any applicable statute, code, or law grants NextG such an interest, NextG does expressly and irrevocably waive any such interests or rights.
          12.2.3 Labeling. Unless authorized in writing by Operator, NextG will not remove, overprint, or deface any notice of copyright, trademark, logo, legend, or other ownership notice from any Operator Equipment, any original copies of Operator’s Confidential Information, or any secondary copies of Operator’s Confidential Information, or from any other Person‘s equipment, original copies of Confidential Information, or secondary information that may be provided by Operator to NextG.
          12.2.4 NextG Assessments. NextG is solely responsible for calculating and remitting any and all NextG Assessments and any and all Operator Assessments that NextG is legally required to collect from Operator. Operator is not directly or indirectly responsible in any way for NextG’s payment or remittance of NextG Assessments. NextG will pay any and all NextG Assessments directly to the appropriate Persons, unless otherwise required by law. Further, NextG shall pay to Operator all NextG Assessments that are imposed by any Person on Operator. If NextG is exempt from paying or is exempt from liability for any such NextG Assessments, then NextG will provide Operator with a certificate evidencing NextG’s exemption from such payment or such liability. Operator shall remit such NextG Assessments to the appropriate Persons as identified by NextG. NextG will fully indemnify, defend and hold Operator and Operator’s

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Representatives harmless, and each of them from and against any damages, penalties, fines, costs, or expenses paid by Operator or by Operator’s Representatives because of, relating to, arising out of, or arising in connection with NextG’s failure to comply with the terms of this Section 12.2.4.
     12.3 Operator Covenants.
          12.3.1 Compliance with Laws. All Operator Equipment installed, operated, maintained, and used by Operator, and Operator’s performance of its obligations under this Agreement and each Network Order, will comply with all applicable laws, statutes, ordinances, and regulations, including those regulations promulgated by the Federal Communications Commission.
          12.3.2 Ownership. Except for Operator’s leasehold interest in the Leased Fiber, this Agreement (collectively with all Network Orders) is not intended to, and shall not be interpreted to, grant Operator any property rights, interests, or licenses in any NextG Network, in any Network Vendor‘s network, or in any Intellectual Property or Confidential Information of NextG or of any Network Vendor, and Operator will not assert any such rights, interest or licenses.
          12.3.3 Intellectual Property. Operator shall not reverse-engineer, decompile, or disassemble any hardware, any software, or any other Intellectual Property provided or disclosed to Operator. Operator shall not remove, overprint, or deface any notice of copyright, trademark, logo, legend, or other ownership notice from any NextG Equipment, any original copies of NextG’s Confidential Information, or any secondary copies of NextG’s Confidential Information, or from any other Person‘s equipment, original copies of Confidential Information, or secondary information that may be provided by NextG to Operator.
          12.3.4 Liens. Operator shall not permit any mechanic’s liens, materialman’s liens, contractor’s liens, subcontractor’s liens, security interests, or other claims or demands arising from work performed for or on behalf of Operator to attach to, or be enforced against, any part of any NextG Network or any part of any Network Vendor‘s network. If Operator’s actions cause such lien to be filed against any part of a NextG Network or any part of any Network Vendor’s network, then Operator will have the next 30 days after receipt of written notice of such lien to contest such lien and to have such lien released by payment, bond, court order, or otherwise. If any such liens arising from work performed for or on behalf of Operator are not released within such 30-day time period, then Operator will reimburse NextG for any costs, including attorneys fees and costs of suit, reasonably incurred by NextG in connection therewith. At any time, NextG will have the right to post and maintain upon any part of each NextG Network or any part of each Network Vendor’s network any notices that may be necessary to protect NextG and/or the Network Vendor against liability for all such liens, encumbrances, claims, or demands.
          12.3.5 Excessive Noise. During normal operations, the Operator Equipment will not generate excessive or objectionable noise levels. Notwithstanding the foregoing, operation of Operator Equipment in accordance with manufacturer’s performance specifications shall not under any circumstances constitute a default under this Section 12.3.5.
          12.3.6 Operator Assessments. Operator is solely responsible for calculating and remitting any and all Operator Assessments, for determining whether such Operator Assessments should be paid to NextG or directly to the appropriate Persons, and for identifying the Persons to whom NextG must remit any Operator Assessments to be collected by NextG. Operator shall pay to NextG all Operator Assessments that are imposed by any Person on NextG. If Operator is exempt from paying or is exempt from liability for any such Operator Assessments, then Operator

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will provide NextG with a certificate evidencing Operator’s exemption from such payment or such liability. NextG shall remit such Operator Assessments to the appropriate Persons as identified by Operator. Operator will fully indemnify NextG and NextG’s Representatives for any damages, penalties, fines, costs, or expenses paid by NextG or by NextG’s Representatives because of, relating to, arising out of, or arising in connection with Operator’s failure to comply with the terms of this Section 12.3.6.
13 Notices.
     13.1 General. All notices and other communications required or permitted under this Agreement and all Network Orders must be in writing and sent by facsimile; reliable overnight air courier; registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger addressed to 8144 Walnut Hill Lane, Suite 800, Dallas, TX 75231, Attn: General Counsel, fax number [number omitted from external version] in the case of Operator, and 2216 O’Toole Avenue, San Jose, CA 95131, Attn: General Counsel, fax number [number omitted from external version] in the case of NextG, or to such other address as a Party shall have furnished to the other Party in accordance with this Section 13.1.
     13.2 Effectiveness. For all purposes of this Agreement and each Network Order, each such notice or other communication will be deemed received when delivered, if delivered personally with a written receipt of notice, or, if sent by mail, then at the earlier of its receipt or 72 hours after such communication has been deposited in a regularly maintained receptacle for the deposit of the United States mail, postage prepaid, registered or certified mail, addressed and mailed as set forth above or, if sent by reliable overnight air courier, on the next business day.
14 Network Access.
     14.1 Access Grant. Operator will provide NextG with continuous and full access to all Nodes, Base Station Hotels, the Leased Fibers, and all Operator Equipment for all purposes related to NextG’s rights or obligations under this Agreement and each Network Order. Operator will permit NextG to inspect Operator’s use of the Services, the Leased Fibers, and the related Operator Equipment upon not less than 48 hours prior written notice to Operator, except in the event of a bona fide emergency. [***]. On or prior to the dates specified herein, Operator shall identify, pay for, obtain and maintain all Operator Authorizations at Operator’s sole cost and expense. Operator acknowledges that, without the Operator Authorizations and appropriate permissions from Operator and the appropriate third-parties (including property managers, owners, and landlords), NextG and its authorized personnel cannot access Operator Equipment, any Nodes or Base Station Hotels, and other relevant equipment and facilities and consequently may be delayed in performance of or unable to perform NextG’s obligations under this Agreement.
     14.2 [***].

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     14.3 Operator Access.
          14.3.1 With respect to each Network, Operator may interconnect the Leased Fibers with Operator’s network from the Base Station Hotel used for such Network to and among the Nodes associated with that Network. While Operator shall be under no obligation to contract with NextG to interconnect the Leased Fibers with the Operator’s Network, Operator may request that NextG do so. NextG shall promptly evaluate Operator’s interconnection requests and provide Operator a quote for performing the necessary work. NextG shall perform no such work until Operator has agreed to the quoted terms. Once agreed, NextG will implement the interconnection as soon as reasonably practicable. Notwithstanding anything to the contrary in this Section 14.3.1 or elsewhere in this Agreement, but subject to Operator’s rights to use, access, maintain, and control the Leased Fiber during the Lease Term in accordance with the terms of this Agreement, Operator expressly acknowledges and agrees that only NextG and NextG’s authorized personnel may access, maintain, and control each Fiber System (other than the Leased Fiber, as provided in this Agreement) and all associated hardware and equipment connected to each Fiber System.
          14.3.2 [***]. If all or part of the Fiber System (including any Leased Fiber) requires restoration, replacement, or repair because of the actions or omissions of Operator or Operator’s employees, agents, or contractors, then NextG may perform such restoration, replacement, or repair, at Operator’s sole costs and expense, in accordance with NextG’s then current time-and-materials rates plus applicable taxes.
          14.3.3 In addition to any other available remedies, Operator shall indemnify, defend, and hold harmless NextG from and against any Claims associated in any manner with Operator’s direct, indirect, authorized, and/or unauthorized restoration, replacement, repair, or other work on the Fiber System, including Leased Fibers, and Operator will fully and promptly reimburse NextG for any and all damage to the Fiber System, including the Leased Fibers, resulting from, caused by, or arising out of any such work.
     14.4 Planned Service Work Periods (PSWP). Scheduled maintenance which is reasonably expected to produce any signal discontinuity or other interruption of the normal operation of Operator Equipment shall be coordinated between the Parties in a manner which minimizes interruption to services provided to the customers of Operator. Unless prior approval has been obtained from Operator in writing, PSWP work will only be scheduled during Operator’s regularly scheduled maintenance periods. Major system work, such as fiber rolls and hot cuts, will be scheduled and subject to the approval of Operator for PSWP weekends, which approval shall not be unreasonably withheld, delayed, or conditioned. A calendar showing approved PSWP will be agreed upon in writing in the last quarter of every year for the year to come. The intent is to avoid jeopardy work on the first and last weekends of the month and high-traffic holidays.
     14.5 Outages. NextG shall provide continuous remote monitoring of each Fiber System. Operator may notify NextG of problems by telephone at [number omitted from external version] or by such other means as the Parties may agree. Emergency restoration procedures are described in Exhibit H. The escalation list to report and seek immediate redress of Network problems is contained on Exhibit I. NextG will respond by notifying the Network Vendor (if applicable) and taking actions as determined in NextG’s sole discretion. If an Outage or other problem is caused by a failure in a Fiber System, then NextG will respond within four hours of becoming aware of the Outage or other problem by making commercially reasonable efforts to correct the same and diligently prosecuting such efforts to completion. Outage Credits, if any, shall be payable in accordance with the terms of Exhibit A.

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15 Additional Network Services. NextG shall provide any additional network services that may subsequently be agreed upon by Operator and NextG on the basis of such terms and conditions, and for such additional consideration, as the Parties might hereafter mutually agree in writing.
16 Miscellaneous. The miscellaneous provisions that follow in this Section 16 shall apply generally to the Parties’ performance of their respective obligations under this Agreement and each Network Order.
     16.1 Emergencies. If the NextG Equipment (in which case NextG is the “Responsible Party”) or Operator Equipment (in which case Operator is the “Responsible Party”) causes a bona fide emergency situation, then upon notice, the Responsible Party will act diligently and expediently to remedy such bona fide emergency situation. If the Responsible Party does not remedy the bona fide emergency situation as soon as practicable after receiving such notice, or if the other Party reasonably determines that the Responsible Party’s practicable response time is inadequate given the nature of the emergency and other reasonably relevant circumstances, then the other Party may take any commercially reasonable action as necessary to avoid or minimize the consequences of such bona fide emergency situation. In such a case, the Responsible Party will have no recourse against the other Party for the other Party’s commercially reasonable actions taken in response to such emergency situation. Notwithstanding the foregoing provisions of this Section 16.1, if the Responsible Party is acting in good faith to address and correct the emergency situation, then the other Party will restore whatever services it may previously have disrupted to permit the Responsible Party to continue its efforts to remedy the emergency situation.
     16.2 Collateralization. Nothing in this Agreement shall preclude NextG from hypothecating, allowing a security interest to attach to, or assigning as collateral each of the NextG Networks. This section will not be construed to relieve NextG of any of its obligations with regard to NextG Authorizations under this Agreement. Nothing in this Agreement shall preclude Operator from hypothecating, allowing a security interest to attach to, or assigning as collateral the Operator Equipment. This section will not be construed to relieve Operator of any of its obligations with regard to Operator Authorizations under this Agreement.
     16.3 Publicity. Neither Party may issue any advertising, marketing, promotional, or other publicity material using the other Party’s name or marks or describing in any way the existence or terms of this Agreement or any Network Order without first receiving the other Party’s prior written consent, which consent may be withheld by either party in its sole discretion.
     16.4 Governing Law; Time is of the Essence. This Agreement and each Network Order will be governed and construed according to the laws of the State of California and the United States without regard to conflicts-of-law principles. Time is of the essence under this Agreement, each Network Order, and all of their respective provisions.
     16.5 No Third-Party Beneficiaries. The covenants, undertakings, and agreements set forth in this Agreement and each Network Order are solely for the benefit of and enforceable by the Parties or their respective successors or permitted assigns, and no such covenants, undertakings, or agreements will confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.
     16.6 Independent Contractors. The Parties’ relationship under this Agreement and the Network Orders is not that of partners or agents for one another, and nothing contained in this Agreement or any Network Order will be deemed to constitute or imply a partnership, joint

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venture, or agency agreement between the Parties, except to the extent an agency relationship is expressly created in any specific provision of this Agreement or the Network Order. This Section 16.6 is not intended to restrict the Parties’ rights to perform particular obligations on behalf of each other as expressly set forth in this Agreement or any Network Order.
     16.7 Exclusivity. Except as otherwise expressly limited in this Agreement or any Network Order, the rights and remedies set forth in this Agreement and each Network Order are in addition to, and cumulative of, all other rights and remedies at law or in equity.
     16.8 Severability. If any provision of this Agreement or any Network Order becomes or is declared by a court of competent jurisdiction to be invalid, illegal, or unenforceable, then all remaining provisions of this Agreement or the Network Order, as the case may be, will continue in full force and effect without such provision and without affecting the remaining provisions of this Agreement or the applicable Network Order; and, in such a case, the Parties agree to negotiate in good faith a valid, legal, and enforceable substitute provision which as nearly as possible effects the Parties’ intent in entering into this Agreement and the applicable Network Order.
     16.9 Amendment. Except as expressly provided in this Agreement, neither this Agreement nor any Network Order, nor any term of this Agreement or any Network Order, may be amended, waived, discharged, or terminated other than by a written instrument referencing this Agreement or the applicable Network Order, as the case may be, and signed by NextG and Operator.
     16.10 Waivers. Except as expressly provided in this Agreement, no delay or omission to exercise any right, power, or remedy accruing to any Party upon any breach or default of the other Party under this Agreement or any Network Order will impair any such right, power, or remedy of such non-defaulting Party, nor will it be construed to be a waiver of any such breach or default or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor will any waiver of any single right, breach or default be deemed a waiver of any other right, breach or default occurring before or after such waiver. Any waiver, permit, consent, or approval of any kind or character on the part of any Party of any breach or default under this Agreement or any Network Order, or any waiver on the part of any Party of any provisions or conditions of this Agreement or any Network Order must be in writing and will be effective only to the extent specifically set forth in such writing.
     16.11 Counterparts. This Agreement and any Network Order may be executed in multiple counterparts, all of which taken together constitute one and the same instrument and each of which will be enforceable against the Party that executed such counterpart.
     16.12 Conflicts. If any irreconcilable conflict exists between any terms of this Agreement and any Network Order or other documents subsequently signed by the Parties, the conflicting terms will control such irreconcilable conflict in the following order, from most controlling to least controlling: (a) any document which, by its terms, clearly amends a Specific Network Order or any exhibits or any attachments attached to a Specific Network Order; (b) the Specific Network Order; (c) any document which, by its terms, clearly amends a Master Network Order or any exhibits or attachments attached to a Master Network Order; (d) the Master Network Order; (e) any document which, by its terms, clearly amends this Agreement or any exhibits attached to this Agreement; (f) the exhibits attached to this Agreement; and (v) this Agreement.

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     16.13 Survival. All provisions of this Agreement or any Network Order that by their terms should logically survive the expiration or termination of this Agreement shall survive the expiration or termination of this Agreement.
     16.14 Assignment and Subleasing.
          16.14.1 NextG may not assign or otherwise transfer all or any part of this Agreement and each Network Order without the prior written consent of Operator, which consent shall not be unreasonably withheld, conditioned, or delayed, except to an Affiliate of NextG or to a Person that succeeds to all or substantially all of NextG’s business, equity, or assets, whether by sale, merger, operation of law, or otherwise for which no consent is required. Operator may not assign or otherwise transfer all or any part of this Agreement or any Network Order without the prior written consent of NextG, which consent shall not be unreasonably withheld, conditioned, or delayed, except to an Affiliate or to a Person that succeeds to all or substantially all of the Operator‘s business, equity, or assets, whether by sale, merger, operation of law, or otherwise for which no consent is required. Any other attempt to transfer or assign shall be void without the prior written consent of the other Party. Subject to the foregoing, the provisions of this Agreement and each Network Order will inure to the benefit of, and be binding upon, the Parties’ permitted successors, assigns, heirs, executors, and administrators. Any assignment or other transfer permitted pursuant to this Section 16.14 shall not relieve the assignor/transferor of liability for the performance of its obligations under this Agreement or any Network Order.
          16.14.2 [***].
     16.15 Subcontracting. NextG may subcontract or delegate any of its obligations under this Agreement and any Network Order with Operator’s consent, which consent shall not be unreasonably withheld, conditioned or delayed. No delegation or subcontracting shall relieve NextG of its liability for the performance of its obligations under this Agreement. NextG shall give Operator a list of proposed subcontractors and Operator shall have five days to approve or disapprove. If Operator fails to respond within the five-day window, Operator shall be deemed to have approved of the proposed subcontractors.
     16.16 Further Assurances. Each Party agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership, or other powers, all such other and additional instruments and documents and do all such other acts and things as may be commercially reasonable and necessary to more fully effectuate this Agreement or any Network Order, provided that such documentation shall not enlarge the potential scope of liability or cost, or materially reduce the rights afforded either Party under this Agreement or the Network Order.
     16.17 Execution and Delivery. A facsimile, an electronically-mailed PDF reproduction, or other written or electronic reproduction of this Agreement or any Network Order may be executed by one or both Parties, and an executed copy of this Agreement or any Network Order may be delivered by one or both Parties by facsimile, electronic mail, or other electronic transmission device pursuant to which the signature of or on behalf of such Party can be seen. Such execution and delivery will be considered valid, binding, and effective for all purposes. At either Party’s request, the other Party agrees to execute an original of this Agreement or any Network Order to replace the facsimile, electronically-mailed PDF reproduction, or other written or electronic reproduction of this Agreement or the Network Order, as the case may be.
     16.18 Contract Construction. The Parties have participated jointly in negotiating and drafting this Agreement and each Network Order. If any ambiguity, intent question, or

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CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
interpretation question arises with respect to this Agreement or any Network Order, then this Agreement or that Network Order will be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement or of any other Transaction Agreement. As used in this Agreement and in each Network Order, the word “including” and its variations are used illustratively and not in limitation, unless the context specifically requires otherwise. All references in this Agreement to sections, paragraphs, exhibits, attachments and schedules will, unless otherwise specifically provided, refer to sections and paragraphs of this Agreement and exhibits, attachments, and schedules attached to this Agreement. The exhibits, attachments, and schedules identified in this Agreement are incorporated into this Agreement by reference and are made a part of this Agreement. All references in each Network Order to sections, paragraphs, exhibits, attachments and schedules will, unless otherwise specifically provided, refer to sections and paragraphs of that Network Order and exhibits, attachments, and schedules attached to that Network Order. The exhibits, attachments, and schedules identified in each Network Order are incorporated into that Network Order by reference and are made a part of that Network Order.
     16.19 Disputes. The Parties recognize that disputes as to certain matters may from time to time arise in relation to this Agreement and the Network Orders. It is the objective of the Parties to establish procedures to facilitate dispute resolution hereunder expediently, cooperatively, and non-litigiously. Nothing in this Agreement or any Network Order, however, is intended to prevent a Party from seeking injunctive relief if that Party believes that compliance with this section would cause it irreparable harm. Any other disputes shall be first referred to each Party’s applicable Liaison (as defined below). If the Liaisons cannot resolve such dispute after efforts in good faith, each Party shall refer the dispute to a senior officer (no less than vice-president level) designated as responsible for resolving disputes. If the senior officers are unable to resolve the dispute after efforts in good faith within 30 days of referral of the dispute, either Party may, by written notice to the other, resort to arbitration as set forth in Section 16.20. Each Party shall appoint a representative in charge of acting as liaison to the other Party with regard to this Agreement (the “Liaison”). The Liaisons shall be responsible for initial points of communication with respect to any issues that may arise. The Parties shall notify each other in writing of changes of the Liaison.
     16.20 Arbitration. Any dispute or claim arising out of this Agreement or any Network Order will be settled by final and binding arbitration in accordance with the then-current arbitration rules of the American Arbitration Association (the “Rules”), by three arbitrators, one selected by each Party and the third appointed in accordance with the Rules. Each arbitrator must be selected in accordance with the Rules and an attorney with not less than 10 years of commercial legal experience in the areas of telecommunications law and other areas of the law applicable to the dispute in question. Judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The arbitrators shall apply California law to the merits of any dispute or claim, without reference to conflicts of law principles. Notwithstanding the foregoing, the Parties may apply to any court of competent jurisdiction for a temporary restraining order, preliminary injunction, or other injunctive, interim or conservatory relief, as necessary, without breach of this Section 16.20 and without any abridgment of the powers of the arbitrators. The costs of the arbitration or any legal action between the Parties (including a motion to compel arbitration), including administrative, arbitrator, attorney, and expert witness fees shall be paid by the losing Party. The judgment of the arbitrators may be appealed by either Party to the extent permitted by applicable law. In the case of any such appeal, the losing Party shall bear all reasonable costs and attorneys’ fees of both Parties. In the event either Party notifies the other that it intends to request an arbitration proceeding to resolve any disputed claims arising under this Agreement or any

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CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
Network Order, upon providing such notice, Operator agrees to place all disputed and withheld amounts, if any, on an on-going basis, with a mutually agreeable escrow agent. The escrow agent shall be entitled to release such funds as directed by the arbitrator in the award, unless the Parties agree otherwise in writing.
     16.21 [***].
     16.22 Change Orders. The Parties may request modifications to the underlying Network design (a) as reasonably necessary to ensure adequate performance of the Network, or (b) based on changes in Base Station Hotel or Node locations requested by Operator. Any such requests for modification shall be submitted to the other Party in writing. NextG will submit to Operator a modified design, any expected delays in delivery dates, and a summary of any additional fees, costs, charges and expenses for which Operator would be responsible due to the modification. The Parties shall approve in writing the modifications before NextG implements any changes. NextG may make minor modifications to the designs without the prior written agreement of Operator provided the same causes no additional expense to Operator nor material change in network functionality.
     16.23 Liens. NextG shall not permit any mechanic’s liens, materialman’s liens, contractor’s liens, subcontractor’s liens, security interests, or other claims or demands arising from work performed for or on behalf of NextG to attach to, or be enforced against Operator Equipment. If NextG’s actions cause such lien to be filed against Operator Equipment, then NextG will have the next 30 days after receipt of written notice of such lien to contest such lien and to have such lien released by payment, bond, court order, or otherwise. If any such liens arising from work performed for or on behalf of NextG are not released within such 30-day time period, then NextG will reimburse Operator for any costs, including attorneys fees and costs of suit, reasonably incurred by Operator in connection therewith.
     16.24 Maintain Site Cleanliness. During the course of the work, NextG shall keep each work site “broom clean”, as that term is commonly used, and free from accumulation of any waste material, dust and rubbish attributable to NextG, and at the completion of the work, shall remove from the site all of NextG’s rubbish, implements and surplus materials.
     16.25 Access to Work Site. NextG shall provide Operator and its authorized representative(s) with open access to the work in preparation and progress wherever located, subject to applicable work site rules and safety considerations.
     16.26 Lien Waivers. NextG’s final invoice shall be accompanied by complete and legally sufficient waivers, conditional upon final payment by Operator, for release of all liens, which lien waivers shall be properly executed by NextG and any subcontractors. Upon Operator’s request, NextG shall also submit its affidavit that all persons who have furnished labor, materials, equipment and services for which a lien could be filed or for which Operator or its property might in any way be responsible have been paid or otherwise satisfied. If any lien is either imposed or remains unsatisfied after all payments are made, NextG shall, by bonding or otherwise, secure the prompt discharge of such lien or shall refund to Operator any expense which Operator may be compelled to incur in discharging such liens, including all reasonable attorneys’ fees and costs.
     16.27 Operator Property. Title to all property owned by Operator and furnished to NextG shall remain in Operator. Any property owned by Operator and in NextG’s possession or control shall be used only in the performance of the work unless authorized in writing by

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CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
Operator. NextG shall adequately protect such property, and shall deliver or return to Operator or otherwise dispose of it as directed by Operator.
     16.28 [***].
     16.29 California Public Utility Commission Statement – Applicable to California Networks Only. The following statements are required by the rules and regulations of the California Public Utility Commission (the “Commission”): “This contract shall not become effective until authorization of the Public Utilities Commission of the State of California is first obtained.” “This contract shall at all times be subject to such changes or modifications by the Public Utilities Commission of the State of California as said Commission may, from time to time, direct in the exercise of its jurisdiction.”
NextG will file a copy of this Agreement and the applicable Network Order with the Commission. Per applicable Commission rules and procedures, the Network Order will be deemed approved by the Commission and become automatically effective 14 days following filing with the Commission unless the Commission objects during such 14-day comment period.
17. Whole Agreement. This Agreement, together with any exhibits to this Agreement and with each Network Order, constitutes the full and entire understanding and agreement between the Parties with regard to the subjects hereof or thereof and supersedes any and all prior or contemporaneous oral or written negotiations, understandings, and agreements. No Party will be liable or bound to the other Party in any manner with regard to the subjects hereof by any warranties, representations, or covenants except as specifically set forth herein. The mutual obligations of the Parties as provided herein are the sole consideration for this Agreement, and no representations, promises, or inducements have been made by the Parties other than as appear in this Agreement, which supersedes any previous negotiations. Notwithstanding anything to the contrary in this Section 17 or elsewhere in this Agreement, this Agreement does not apply to, supersede, modify, or otherwise affect any transactions entered into between the Parties before the Effective Date.
Authorized Signatures
Intending to be legally bound, authorized representatives of the parties have executed this Master RF Transport and Lease Agreement effective as of the Effective Date.

NEXTG NETWORKS, INC.		METROPCS WIRELESS, INC.

By:	/s/ John B. Georges	By:	/s/ Roger Linquist
	John B. Georges		Signature
Chief Executive Officer
		Its:	President, CEO
		Print	Title

Date:	May 3, 2007	Date:	May 3, 2007

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
Schedule of Exhibits:

Exhibit Reference	Exhibit Description	Where Described in the Agreement
Exhibit A	Service Level Agreement	§1.17
Exhibit B	Sample Specific Network Order	§3.1
Exhibit C	Sample Master Network Order	§3.1
Exhibit D	Node Acceptance Test Results Form	§5.2.4
Exhibit E	Close-Out Binder Index	§5.3
Exhibit F	Fiber Maintenance Requirements and Procedures	§5.3.2
Exhibit G	Equipment Maintenance Services	§5.5
Exhibit H	Emergency Restoration Procedures	§14.5
Exhibit I	Contact Escalation List	§14.5

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
Exhibit A
NextG Networks
Fiber Service Level Agreement
[***]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
Exhibit B — Sample Specific Network Order
I. Preamble. This Specific Network Order (this “Order”), dated effective as of                     , 2007 (the “Order Effective Date”), is an agreement entered into by and between NextG Networks of                     , Inc. [insert name of NextG regional affiliate] a                      corporation (“NextG”), and                      (“Operator”), for the construction of certain telecommunications network infrastructure, the lease of certain fibers, and the purchase of certain network equipment and services pursuant to the Master RF Transport and Lease Agreement by and between the Parties or their Affiliates, dated May 3, 2007 (the “Agreement”) and, if this Order is governed by a Master Network Order, then also pursuant to the Master Network Order by and between the Parties or their Affiliates, dated May 3, 2007 (the “Master Order”)].
II. General Framework. All of the terms and conditions of the Agreement and the Master Order (if applicable), including any exhibits, in each case as amended before the Order Effective Date (if applicable), are hereby incorporated by reference into this Order. Capitalized terms used but not defined herein shall have the meanings designated in the Agreement or in the Master Order (if applicable); capitalized terms used and defined herein shall have the meanings designated herein. To the extent that there is a conflict between the terms and conditions of the Agreement, the Master Order, and/or this Order, or this Order contains terms and conditions not contained in the Agreement or the Master Order, then this Order shall control over the Master Order and the Agreement, and the Master Order shall control over the Agreement, but, in each case, only to the extent of the actual conflict or supplemental terms.
III. Services Order. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Operator hereby orders and NextG hereby agrees to provide, in accordance with the terms and conditions of the Agreement and the Master Order (if applicable), the Services and Leased Fibers enumerated in Attachment 1, for the prices set forth in Attachment 1. The location of the Nodes and the Leased Fibers are described on Attachment 2. The equipment being purchased by Operator (the “Equipment”) and purchase price for the Equipment is described in Attachment 3. The Parties’ respective performance obligations are set forth in the Responsibilities Matrix attached as Attachment 4. Any supplemental terms applicable to this Order are set forth in Attachment 5. If ordered by the Operator, NextG shall maintain the Equipment in accordance with Exhibit G to the Agreement.
IV. Billing Information.

Payment Address:	NextG Networks, Inc.	Invoice Address:	MetroPCS Wireless, Inc.
	2216 O’Toole Avenue		8144 Walnut Hill Lane, Suite 800
San Jose, CA 95131
Dallas, TX 75231
Contact:	Accounts Receivable	Contact:	Accounts Payable
Phone:	[number omitted from external version]	Phone:
Fax:	[number omitted from external version]	Fax:
V. Applicable Exhibits. The following exhibits are an integral part of this Order and are hereby incorporated by this reference:

☑ Attachment 1 – Network Service Quotation	☑ Attachment 5 – Supplemental Terms (if any)
☑ Attachment 2 – Preliminary Node Design
☑ Attachment 3 – Equipment List
☑ Attachment 4 – Responsibilities Matrix

NextG Networks, Inc.	MetroPCS Wireless, Inc.

Name:	Name:

Title:	Title:

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
Exhibit C — Sample Master Network Order
[Master Network Order to be attached]

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CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
NextG Networks/MetroPCS
MASTER NETWORK ORDER AGREEMENT
I. Preamble. NextG Networks, Inc., a Delaware corporation (collectively with its Affiliates, “NextG”), and MetroPCS Wireless, Inc., a Delaware corporation (collectively with Royal Street Communications, LLC and its other Affiliates, the “Operator”), are entering into this Master Network Order Agreement (this “Master Network Order”) as of May 3, 2007 (the “Order Effective Date”). Under this Master Network Order and the Parties’ May 3, 2007 Master RF Transport and Lease Agreement (the “Master Transport Agreement”), the Operator will order from NextG, and NextG will provide to the Operator, certain telecommunications network infrastructure construction services, network planning and permitting, network equipment, network transport services, network monitoring services, and certain other goods and services. This Master Network Order will cover all Nodes that the Operator actually orders between the Order Effective Date and May 1, 2008 (all such Nodes actually ordered during such time, the “[***] Nodes”). Under this Master Network Order, the Parties anticipate that the Operator will order at least [***] Nodes.
II. [***].
III. Order Process [***].
     A. Ordered Nodes. From time to time between the Order Effective Date and May 1, 2008, and pursuant to one or more Specific Network Orders, the Operator will order specific [***] Nodes and corresponding Leased Fiber, Network and Node construction services, RF Transport Services, and Monitoring Services in one or more United States geographic areas, which may include [***]. The specific locations for all [***] Nodes will be specified in one or more future Specific Network Orders that would be accepted by the Operator between the Order Effective Date and May 1, 2008.
     B. [***].
     C. [***].
     D. [***].
     E. Standard Node Installation Only. All prices assume [***] of Leased Fiber per [***] Node. All charges for Non-Standard Installation Items (the “Additional Charges”) are due and payable [***] after incurred and invoiced by NextG.
     F. Payment Terms. For each [***] Node, (1) Construction Fee charges will become due and payable [***]; (2) the first recurring monthly Service Fee payment will become due and payable on [***] and all subsequent recurring monthly Service Fee payments will be due and payable [***] (unless otherwise agreed in the applicable Specific Network Order); (3) the first recurring monthly Leased Fiber Fee payment will become due and payable on [***] and all subsequent recurring monthly Leased Fiber Fee payments will be due and payable [***]; (4) the recurring monthly Service Fee and the recurring monthly Leased Fiber Fee will be subject to [***] increases measured as of [***]; (5) the recurring monthly Leased Fiber Fee will increase with respect to each [***] Node that requires [***]; (6) [***]

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CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
[***] (7) Additional Charges are due and payable [***]; and (8) Network Orders are subject to all of the terms and conditions of the Master Transport Agreement (as specifically modified by this Master Network Order). Any amounts that are paid for a partial calendar month will be prorated based on an assumed 30-day calendar month.
     G. Construction Completion [***]. Subject to other schedules approved by any particular market (as reflected in the applicable Specific Network Order), NextG anticipates that, for each Network Order, the corresponding Network construction schedule and the professional and construction services with respect to [***] will be completed [***]; provided that for any calendar quarter in which [***], NextG anticipates that the corresponding Network construction schedule and the professional and construction services with respect to [***] will be completed within [***].
IV. Specific Network Order Process. To order particular [***] Nodes under this Master Network Order, the Operator will communicate with NextG (by telephone, mail, overnight mail, electronic mail, facsimile, or other electronic communication system) identifying the Networks where the Operator proposes to purchase services. In response to that communication, NextG will promptly submit to the Operator an electronically-mailed Network Order, including the following attachments for the ordered Networks: an Attachment 1 summarizing the Construction Fee, the recurring monthly Service Fee, and the recurring monthly Leased Fiber Fee pricing for such [***] Nodes and such Network; an Attachment 2 describing the preliminary location of the [***] Nodes; an Attachment 3 describing the necessary equipment and the purchase price for such equipment; an Attachment 4 containing a functional responsibilities matrix describing the Parties respective performance obligations; and an Attachment 5 containing any applicable supplemental terms. The Operator will accept the Network Order by providing NextG with any written communication (including electronically-mailed communications) approving the Network Order. Subject to Section III.F, upon receiving such written Network Order approval, NextG will begin performing services and will charge the applicable Construction Fees, the recurring monthly Service Fees, and the recurring monthly Leased Fiber Fees. All otherwise undefined but capitalized terms will have the meanings specified for such terms in the Master Transport Agreement.
V. Billing Information.

Payment Address:	NextG Networks, Inc.	Invoice Address:	MetroPCS Wireless, Inc.
	2216 O’Toole Avenue		8144 Walnut Hill Lane
	San Jose, CA 95131		Dallas, TX 75231
Contact:	Accounts Receivable	Contact:	J. Braxton Carter
Phone:	[omitted from external version]	Phone:	[omitted from external version]
Fax:	[omitted from external version]	Fax:	[omitted from external version]
VI. Authorized Signatures. Intending to be legally bound, the Parties’ authorized representatives have executed this Master Network Order effective as of the Order Effective Date.

NEXTG NETWORKS, INC.		METROPCS WIRELESS, INC.

By:	/s/ John Georges	By:	/s/ Roger Linquist
Name:	John Georges	Name:	Roger Linquist
Title:	President & Chief Executive Officer	Title:	President & CEO

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
Exhibit D
Node Acceptance Test Results Form
[Attached]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
Node Completion Notice
[***]
[Date]
[Operator Contact Person]
[Operator Name]
[Operator Street Address]
[Operator City, Street, and Zip Code]
Dear [Operator Contact Person]:
This Node Completion Notice is issued pursuant to Section 5.2 of the Master RF Transport and Lease Agreement by and between [Operator Name] and NextG Networks, Inc., dated [date], (the “Agreement”), and pertains to the Network Order dated [date] for [Network Order location or project]. Capitalized terms used but not defined in this Notice have the meanings designated for those in the Agreement.
[***]
Please contact me at [number omitted from external version] if you have any questions or if I can be of any further service.
Best regards,
cc. NextG Networks
Raymond K. Ostby
CFO
cc:

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
Exhibit E
Close-Out Binder Index
[Attached]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
Exhibit E
Close-Out Binder
[***]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
Exhibit F
Fiber Maintenance Requirements and Procedures
[Attached]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
EXHIBIT F
Fiber Maintenance Procedures
[***]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
Exhibit G
Equipment Maintenance Services
[Attached]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
EXHIBIT G
[***]
     8. Contact Information
The following contact information is in sequential order of escalation.
NEXTG SINGLE POINT OF CONTACT
Call Center (24 Hour)
Telephone: [number omitted from external version]
OPERATOR SINGLE POINT OF CONTACT
Call Center (24 HOUR)
General Line: +1-XXX-XXX-XXXX
Disaster Recovery : +1-XXX-XXX-XXXX
ESCALATION PATH

NEXTG NETWORKS	OPERATOR
First Level	First Level

NOC Technician

[number omitted from external version]

Second Level	Second Level

[name omitted from external version]

NOC Supervisor

Office: [number omitted from external version]

Mobile: [number omitted from external version]

Fax: [number omitted from external version]

Third Level	Third Level

[name omitted from external version]

Director, Network Operations

Office: [number omitted from external version]

Mobile: [number omitted from external version]

Fax: [number omitted from external version]
     9. Time and Materials Changes
[***]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
Exhibit H
Emergency Restoration Procedures
[Attached]

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CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
Exhibit H
Emergency Restoration Procedures*
[***]
For each customer, NextG maintains a point of contact escalation chart like the following:
NEXTG NETWORKS SINGLE POINT OF CONTACT
Call Center (24 Hour)
Telephone: [number omitted from external version]
Fax: [number omitted from external version]
CUSTOMER SINGLE POINT OF CONTACT
Call Center (24 HOUR )
General Line: +1-XXX-XXX-XXXX
Disaster Recovery : +1-XXX-XXX-XXXX
ESCALATION PATH

NEXTG NETWORKS	CUSTOMER
First Level	First Level
NOC Technician
[number omitted from external version]
Second Level	Second Level
[name omitted from external version]
NOC Supervisor
Office: [number omitted from external version]
Mobile: [number omitted from external version]
Fax: [number omitted from external version]
Third Level	Third Level
[name omitted from external version]
Director, Network Operations
Office: [number omitted from external version]
Mobile: [number omitted from external version]
Fax: [number omitted from external version]

*	[***]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
Exhibit I
Contact/Escalation List
[Attached]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
Exhibit I
CONTACT AND ESCALATION LIST
[***]
NEXTG NETWORKS SINGLE POINT OF CONTACT
Call Center (24 Hour)
Telephone: [number omitted from external version]
Fax: [number omitted from external version]
CUSTOMER SINGLE POINT OF CONTACT
Call Center (24 HOUR )
General Line: +1-XXX-XXX-XXXX
Disaster Recovery : +1-XXX-XXX-XXXX
ESCALATION PATH

NEXTG NETWORKS	CUSTOMER
First Level	First Level
NOC Technician
[number omitted from external version]
Second Level	Second Level
[name omitted from external version]
NOC Supervisor
Office: [number omitted from external version]
Mobile: [number omitted from external version]
Fax: [number omitted from external version]
Third Level	Third Level
[name omitted from external version]
Director, Network Operations
Office: [number omitted from external version]
Mobile: [number omitted from external version]
Fax: [number omitted from external version]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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